Note 17 - Receivables and prepayments, net - Summary of Receivables and Prepayments (Parenthetical) (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Current Prepayments And Current Accrued Income [Line Items]
Receivables from related parties	[1]	$ 75,507	$ 3,585
Others	[2]	82,546	$ 58,756
Argentina
Current Prepayments And Current Accrued Income [Line Items]
Others		27,000
Techgen S.A. [member]
Current Prepayments And Current Accrued Income [Line Items]
Receivables from related parties		$ 68,800

[1]	As of December 31, 2025, included approximately $68.8 million, related to a receivable from loans granted to Techgen, reclassified from non-current receivables. For more information, see note 14 (c).
[2]	As of December 31, 2025, included approximately $27 million, related to a receivable corresponding to the refunds from the adjustment of the U.S. antidumping duty rate on Tenaris’s imports from Argentina for the first review period. For more information, see note 27 (ii).